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                       Prudential Multi-Sector Fund, Inc.

                       Supplement dated March 31, 1998 to
                         Prospectus dated June 30, 1997

    The Board of Directors of Prudential Multi-Sector Fund, Inc. (the Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of the Prudential Jennison Growth Fund, a series of Prudential Jennison Series Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for respective Class A, Class B, Class C and Class Z shares of equivalent value of the Prudential Jennison Growth Fund, a series of Prudential Jennison Series Fund, Inc..

    The transfer is subject to approval by the shareholders of the Fund. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in May 1998.

    Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Jennison Growth Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that the transaction would be a tax-free reorganization under the Internal Revenue Code and therefore no gain or loss for federal income tax purposes would be recognized by shareholders of the Fund.

    Effective immediately, the Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

    David Poiesz, a Vice President of The Prudential Investment Corporation and a director and Senior Vice President of Jennison Associates LLC, both of which are subsidiaries of The Prudential Insurance Company of America, is the portfolio manager of both the Fund and Prudential Jennison Growth Fund.

MF142C-1 (3/31/98)